Inventories	12 Months Ended
Dec. 31, 2017
Inventories
Inventories

Note 9 – Inventories

	As of December 31,
	2016	2017
	(in thousands)
Raw materials and work in process	31,540	37,282
Finished goods	49,722	51,459
Refill cylinder inventory	6,724	8,347

Total	87,986	97,088

During the current year, the write-down of inventories to net realizable value, which was recorded in cost of revenues, amounted to $7.2 million (2016: $6.5 million).